EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
EMPLOYEE BENEFIT PLANS
17.	EMPLOYEE BENEFIT PLANS

The Group has obligations to make the required contributions with respect to the below defined contribution retirement benefits schemes.

The Group operates defined contribution fund scheme, which allows eligible employees to participate in a defined contribution plan (the “Defined Contribution Fund Scheme”). The Group either contributes a fixed percentage of the eligible employees’ base salaries, a fixed amount or an amount which matches the contributions of the employees up to a certain percentage of base salaries to the Defined Contribution Fund Scheme. The Group’s contributions to the Defined Contribution Fund Scheme are vested with employees in accordance to a vesting schedule, achieving full vesting 10 years from the date of employment. The Defined Contribution Fund Scheme was established under trust with the fund assets being held separately from those of the Group by independent trustees.

Employees employed by the Group in Macau and the Philippines are members of government-managed social security fund scheme (the “Social Security Fund Scheme”), which is operated by the respective government. The Group is required to pay a monthly fixed contribution or certain percentage of the employees’ relevant income and met the minimum mandatory requirements of the respective Social Security Fund Scheme to fund the benefits.

During the years ended December 31, 2017, 2016 and 2015, the Group’s contributions into the defined contribution retirement benefits schemes were $21,853, $16,105 and $18,295, respectively.